                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 8, 2005

                                 HydroFlo, Inc.
               (Exact name of registrant as specified in charter)

       North Carolina                 333-100099                56-2171767
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

     3721 Junction Blvd. Raleigh, NC                            27603
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (919) 772-9925

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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ITEM 8.01   TERMINATON OF HERC PRODUCTS, INC. NEGOTIATIONS

On March 7th, 2005, the Registrant notified the Board of Directors of HERC
Products, Inc.via registered mail that it would cease negotiations for the acquisition in whole or in part of any equity in HERC Products, Inc. The letter of intent originally agreed upon by both parties had expired on January 31st,
2005. The deposit note of $50,000 is due to be repaid on March 31st of 2005.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   HydroFlo, Inc.

March 8, 2005      /s/ DENNIS L. MAST
                   Dennis L. Mast
                   Chief Executive Officer